Exhibit 99.1

Blackstone Reports Third Quarter 2024 Results

New York, October 17, 2024: Blackstone (NYSE:BX) today reported its third quarter 2024 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Blackstone reported strong third-quarter results, highlighted by broad-based acceleration across our business. We invested or committed $54 billion in the quarter — the highest in over two years — and deployed $123 billion in the last twelve months since the cost of capital peaked. The third quarter also represented the highest amount of overall fund appreciation in three years,

and our limited partners entrusted us with over $40 billion of inflows. Blackstone is exceptionally well positioned as the reference firm in the alternatives industry, with leading platforms in compelling, high-growth areas.”

Blackstone issued a full detailed presentation of its third quarter 2024 results, which can be viewed at

www.blackstone.com.

Dividend

Blackstone has declared a quarterly dividend of $0.86 per share to record holders of common stock at the close of business on October 28, 2024. This dividend will be paid on November 4, 2024.

Quarterly Investor Call Details

Blackstone will host its third quarter 2024 investor conference via public webcast on October 17, 2024 at

9:00 a.m. ET. To register, please use the following link:

https://event.webcasts.com/starthere.jsp?ei=1690507&tp_key=3b0cbcd4f1. For those unable to listen to the live

Blackstone 345 Park Avenue, New York, NY 10154 T 212 583 5000 www.blackstone.com broadcast, there will be a webcast replay on the Shareholders section of Blackstone’s website at

https://ir.blackstone.com/.

About Blackstone

Blackstone is the world’s largest alternative asset manager. We seek to deliver compelling returns for institutional and individual investors by strengthening the companies in which we invest. Our more than $1.1 trillion in assets under management include global investment strategies focused on real estate, private equity, infrastructure, life sciences, growth equity, credit, real assets, secondaries and hedge funds. Further information is available at

www.blackstone.com. Follow @blackstone on LinkedIn, X (Twitter), and Instagram.

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as

“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,”

“approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads,”

“forecast” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual Report on

Form 10-K for the year ended December 31, 2023, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-

looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

2

This presentation does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 christine.anderson@blackstone.com

3

Blackstone’s Third

Quarter 2024 Earnings

OCTOBER 17, 2024

BLACKSTONE’S THIRD QUARTER 2024 GAAP RESULTS

▪	GAAP Net Income was $1.6 billion for the quarter and $4.1 billion year-to-date (“YTD”). GAAP Net Income Attributable to Blackstone Inc. was $781 million for the quarter and $2.1 billion YTD.

($ in thousands, except per share data) (unaudited)	3Q’23	3Q’24	3Q’23 YTD	3Q’24 YTD	3Q’23 LTM	3Q’24 LTM

Revenues

Management and Advisory Fees, Net	$1,655,443	$1,794,894	$5,023,128	$5,309,355	$6,671,566	$6,957,487

Incentive Fees	158,801	191,794	454,754	559,434	665,018	799,851

Performance Allocations	390,486	1,569,673	894,647	3,322,003	841,443	2,959,529

Principal Investments	163,653	93,371	(782)	675,860	38,429	377,311

Interest and Dividend Revenue	109,133	109,774	348,123	312,612	450,755	480,986

Other	63,769	(96,312)	17,951	(31,861)	(225,331)	(142,741)

Total Revenues	$2,541,285	$3,663,194	$6,737,821	$10,147,403	$8,441,880	$11,432,423

Expenses

Compensation and Benefits	946,186	1,440,344	2,769,892	3,954,850	3,429,221	4,497,928

General, Administrative and Other	279,186	340,945	827,614	1,022,823	1,119,954	1,312,514

Interest Expense	110,599	111,337	323,136	328,156	423,465	436,888

Fund Expenses	38,934	3,470	118,918	13,380	137,449	13,449

Total Expenses	$1,374,905	$1,896,096	$4,039,560	$5,319,209	$5,110,089	$6,260,779

Other Income (Loss)	$(49,078)	$42,842	$104,373	$70,009	$73,038	$(118,361)

Income Before Provision for Taxes	$1,117,302	$1,809,940	$2,802,634	$4,898,203	$3,404,829	$5,053,283

Provision for Taxes	196,560	245,303	467,504	789,220	326,358	835,177

Net Income	$920,742	$1,564,637	$2,335,130	$4,108,983	$3,078,471	$4,218,106

Redeemable NCI in Consolidated Entities	(92,577)	(22,184)	(81,589)	(61,595)	(281,179)	(225,524)

Non-Redeemable NCI in Consolidated Entities	461,325	805,986	1,177,639	2,097,943	1,562,716	2,219,195

Net Income Attributable to Blackstone Inc. (‘‘BX’’)	$551,994	$780,835	$1,239,080	$2,072,635	$1,796,934	$2,224,435

Net Income Per Share of Common Stock, Basic	$0.73	$1.02	$1.64	$2.71	$2.39	$2.91

Net Income Per Share of Common Stock, Diluted	$0.73	$1.02	$1.64	$2.71	$2.39	$2.91

Throughout this presentation, all current period amounts are preliminary and unaudited. Totals may not add due to rounding. See pages 36-38, Definitions and
Dividend Policy, for definitions of terms used throughout this presentation. NCI means non-controlling interests.	Blackstone | 1

BLACKSTONE’S THIRD QUARTER 2024 HIGHLIGHTS

Financial Measures

▪   Fee Related Earnings (“FRE”) of $1.2 billion ($0.96/share) in the quarter

–  FRE was $4.5 billion over the last twelve months (“LTM”) ($3.68/share)

▪   Distributable Earnings (“DE”) of $1.3 billion ($1.01/share) in the quarter

–  DE was $5.2 billion over the LTM ($4.06/share)

▪   Net Accrued Performance Revenues of $7.0 billion ($5.72/share)

Capital Metrics

▪   Total Assets Under Management (“AUM”) of $1,107.6 billion

–  Fee-Earning AUM of $820.5 billion

–  Perpetual Capital AUM of $434.7 billion

▪   Inflows of $40.5 billion in the quarter and $166.7 billion over the LTM

▪   Deployment of $34.0 billion in the quarter and $123.4 billion over the LTM

▪   Realizations of $22.7 billion in the quarter and $77.0 billion over the LTM

Capital Returned to Shareholders

▪   Dividend of $0.86 per common share payable on November 4, 2024

–  Dividends of $3.45 per common share over the LTM

▪   Repurchased 1.0 million common shares in the quarter and 4.1 million common shares over the LTM

▪   $1.2 billion to be distributed to shareholders with respect to the third quarter and $5.0 billion over the LTM through dividends and share repurchases

Blackstone | 2

BLACKSTONE’S THIRD QUARTER 2024 SEGMENT EARNINGS

			% Change			% Change

($ in thousands, except per share data)	3Q’23	3Q’24	vs. 3Q’23	3Q’23 YTD	3Q’24 YTD	vs. 3Q’23 YTD

Management and Advisory Fees, Net	$1,653,840	$1,786,734	8%	$5,009,413	$5,274,243	5%

Fee Related Performance Revenues	274,551	264,101	(4)%	689,533	736,669	7%

Fee Related Compensation	(539,923)	(554,855)	3%	(1,617,702)	(1,661,845)	3%

Other Operating Expenses	(264,445)	(320,823)	21%	(773,459)	(902,923)	17%

Fee Related Earnings	$1,124,023	$1,175,157	5%	$3,307,785	$3,446,144	4%

Realized Performance Revenues	337,940	342,669	1%	1,367,889	1,421,951	4%

Realized Performance Compensation	(133,995)	(157,570)	18%	(608,389)	(661,651)	9%

Realized Principal Investment Income	55,500	40,403	(27)%	91,730	66,913	(27)%

Net Realizations	259,445	225,502	(13)%	851,230	827,213	(3)%

Total Segment Distributable Earnings	$1,383,468	$1,400,659	1%	$4,159,015	$4,273,357	3%

Distributable Earnings	$1,211,611	$1,278,650	6%	$3,672,775	$3,797,249	3%

Additional Metrics:

Net Income Per Share of Common Stock, Basic	$0.73	$1.02	40%	$1.64	$2.71	65%

FRE per Share	$0.92	$0.96	4%	$2.72	$2.82	4%

DE per Common Share	$0.94	$1.01	7%	$2.84	$2.95	4%

Total Segment Revenues	$2,321,831	$2,433,907	5%	$7,158,565	$7,499,776	5%

Total Assets Under Management	$1,007,353,458	$1,107,628,362	10%	$1,007,353,458	$1,107,628,362	10%

Fee-Earning Assets Under Management	$734,541,603	$820,457,203	12%	$734,541,603	$820,457,203	12%

Fee Related Earnings per Share is based on end of period DE Shares Outstanding (see page 24, Share Summary). DE per Common Share is based on DE Attributable to Common Shareholders (see page 23, Shareholder Dividends) and end of period Participating Common Shares outstanding. YTD FRE per Share and DE per

Common Share amounts represent the sum of the last three quarters. See pages 32-33 for the Reconciliation of GAAP to Total Segment Measures.

Blackstone | 3

INVESTMENT PERFORMANCE AND NET ACCRUED PERFORMANCE REVENUES

▪	Appreciation across strategies led to higher Net Accrued Performance Revenues quarter-over-quarter of $7.0 billion ($5.72/share).

Investment Performance

(appreciation / gross returns)

	3Q’24	3Q’24 LTM

Real Estate

Opportunistic	1.1%	(2.1)%

Core+	(0.5)%	(3.8)%

Private Equity

Corporate Private Equity	6.2%	15.2%

Tactical Opportunities	4.3%	9.8%

Secondaries	0.7%	3.6%

Infrastructure	5.5%	18.0%

Credit & Insurance

Private Credit	3.6%	16.7%

Liquid Credit	2.4%	10.4%

Multi-Asset Investing

Absolute Return Composite	2.2%	11.7%

Net Accrued Performance Revenues

($ in millions)

Investment Performance represents fund appreciation for Real Estate and Private Equity and gross returns for Credit & Insurance and Multi-Asset Investing.

Secondaries appreciation excludes GP Stakes. Private Credit net returns were 2.7% and 12.4% for 3Q’24 and 3Q’24 LTM, respectively. Liquid Credit net returns were 2.2% and 9.9% for 3Q’24 and 3Q’24 LTM, respectively. Absolute Return Composite net returns were 2.0% and 10.6% for 3Q’24 and 3Q’24 LTM, respectively.

See notes on page 34 for additional details on investment performance.

Blackstone | 4

CAPITAL METRICS – ADDITIONAL DETAIL

▪	Inflows were $40.5 billion in the quarter, bringing LTM inflows to $166.7 billion.

▪	Deployed $34.0 billion in the quarter and $123.4 billion over the LTM.

–	Committed an additional $20.1 billion that was not yet deployed in the quarter.

▪	Realizations were $22.7 billion in the quarter and $77.0 billion over the LTM.

	Inflows		Capital Deployed		Realizations

($ in millions)	3Q’24	3Q’24 LTM	3Q’24	3Q’24 LTM	3Q’24	3Q’24 LTM

Real Estate	$5,835	$39,752	$3,655	$24,527	$7,405	$21,274

Opportunistic	555	5,417	1,634	10,401	1,783	3,606

Core+	3,703	11,654	744	4,010	3,263	10,734

Debt Strategies	1,577	22,681	1,277	10,116	2,359	6,934

Private Equity	10,201	36,865	11,395	36,632	5,256	23,800

Corporate Private Equity	4,650	15,754	5,857	17,208	2,220	12,264

Tactical Opportunities	1,190	4,589	2,484	5,678	421	3,304

Secondaries	1,524	8,411	2,176	9,011	1,643	6,895

Infrastructure	2,838	8,111	879	4,735	971	1,338

Credit & Insurance	21,390	80,154	18,417	58,754	9,632	29,705

Multi-Asset Investing	3,115	9,889	572	3,452	445	2,248

Total Blackstone	$40,541	$166,659	$34,039	$123,365	$22,737	$77,027

Corporate Private Equity also includes Life Sciences, Growth, BTAS, and BXPE. AUM and related capital metrics are reported in the segment where the assets are managed.	Blackstone | 5

ASSETS UNDER MANAGEMENT

▪	Total AUM increased to $1,107.6 billion, up 10% year-over-year, with $40.5 billion of inflows in the quarter and $166.7 billion over the LTM.

▪	Fee-Earning AUM of $820.5 billion was up 12% year-over-year, with $34.1 billion of inflows in the quarter and $160.9 billion over the LTM.

▪	Perpetual Capital AUM reached $434.7 billion, up 12% year-over-year.

–	Fee-Earning Perpetual Capital AUM increased to $376.0 billion, representing 46% of Fee-Earning AUM

Multi-Asset Investing had zero and $206 million of Perpetual Capital AUM as of 3Q’23 and 3Q’24, respectively.	Blackstone | 6

ADDITIONAL CAPITAL DETAIL

▪	Invested Performance Eligible AUM reached $553.0 billion at quarter end.

▪	Undrawn capital (“Total Dry Powder”) available for investment of $171.6 billion.

Invested Performance Eligible AUM represents the fair value of invested assets that are eligible to earn performance revenues.	Blackstone | 7

Segment Highlights

Blackstone | 8

SEGMENT DISTRIBUTABLE EARNINGS COMPOSITION

▪	3Q’24 Total Segment Distributable Earnings were $1.4 billion.

▪	LTM Total Segment Distributable Earnings were $5.7 billion.

Segment Distributable Earnings ($ in millions)

Blackstone | 9

REAL ESTATE

▪	Total AUM: $325.1 billion with inflows of $5.8 billion in the quarter and $39.8 billion over the LTM.

–	Inflows in the quarter included $956 million in BREDS Insurance SMAs and $743 million of capital raised in BREIT.

–	Outflows in the quarter included the transfer of $12.5 billion of residential debt AUM to Credit & Insurance.

▪	Capital Deployed: $3.7 billion in the quarter and $24.5 billion over the LTM.

–	Committed an additional $4.2 billion in the quarter, including the announced acquisition of AirTrunk in BREP.

▪	Realizations: $7.4 billion in the quarter and $21.3 billion over the LTM.

–	Realizations in the quarter included the sale of EdR Student Housing Portfolio in BREIT, the sale of Monte Napoleone 8 in BPP, and the refinancing of a BREP U.S. logistics portfolio.

▪	Appreciation: Opportunistic funds appreciated 1.1% in the quarter and declined (2.1)% over the LTM; Core+ funds declined (0.5)% in the quarter and (3.8)% over the LTM.

			% Change			% Change

($ in thousands)	3Q’23	3Q’24	vs. 3Q’23	3Q’23 YTD	3Q’24 YTD	vs. 3Q’23 YTD

Management Fees, Net	$700,631	$695,546	(1)%	$2,144,858	$2,173,442	1%

Fee Related Performance Revenues	127,841	72,428	(43)%	279,888	202,992	(27)%

Fee Related Compensation	(199,384)	(166,567)	(16)%	(536,000)	(525,540)	(2)%

Other Operating Expenses	(83,074)	(100,739)	21%	(229,204)	(282,879)	23%

Fee Related Earnings	$546,014	$500,668	(8)%	$1,659,542	$1,568,015	(6)%

Realized Performance Revenues	17,419	78,022	348%	148,236	181,461	22%

Realized Performance Compensation	(7,813)	(44,761)	473%	(80,571)	(91,919)	14%

Realized Principal Investment Income	1,565	6,421	310%	3,719	15,667	321%

Net Realizations	11,171	39,682	255%	71,384	105,209	47%

Segment Distributable Earnings	$557,185	$540,350	(3)%	$1,730,926	$1,673,224	(3)%

Segment Revenues	$847,456	$852,417	1%	$2,576,701	$2,573,562	(0)%

Total AUM	$331,500,697	$325,075,713	(2)%	$331,500,697	$325,075,713	(2)%

Fee-Earning AUM	$284,936,903	$285,488,072	0%	$284,936,903	$285,488,072	0%

Blackstone | 10

PRIVATE EQUITY

▪	Total AUM: Increased 12% to $344.7 billion with inflows of $10.2 billion in the quarter and $36.9 billion over the LTM.

–	Inflows in the quarter included $2.8 billion in Infrastructure, including the launch of BIP Europe, $1.5 billion in Secondaries, $1.2 billion in Tactical Opportunities, $716 million for the ninth flagship private equity fund, and $679 million for our energy transition fund.

–	$1.1 billion of capital raised in BXPE, including amounts allocated to other strategies.

▪	Capital Deployed: $11.4 billion in the quarter, including Copeland, Hipgnosis, and Infocom, and $36.6 billion over the LTM.

–	Committed an additional $7.2 billion in the quarter, including AirTrunk and Smartsheet.

▪	Realizations: $5.3 billion in the quarter, including from PG&E and Refinitiv, and $23.8 billion over the LTM.

▪	Appreciation: Corporate Private Equity appreciated 6.2% in the quarter and 15.2% over the LTM.

–	Tactical Opportunities appreciated 4.3% in the quarter and 9.8% over the LTM; Secondaries appreciated 0.7% in the quarter and 3.6% over the LTM; Infrastructure appreciated 5.5% in the quarter and 18.0% over the LTM.

			% Change			% Change

($ in thousands)	3Q’23	3Q’24	vs. 3Q’23	3Q’23 YTD	3Q’24 YTD	vs. 3Q’23 YTD

Management and Advisory Fees, Net	$501,828	$552,820	10%	$1,507,289	$1,568,878	4%

Fee Related Performance Revenues	-	5,868	n/m	-	14,571	n/m

Fee Related Compensation	(152,491)	(169,059)	11%	(482,596)	(489,686)	1%

Other Operating Expenses	(81,738)	(96,660)	18%	(238,912)	(274,131)	15%

Fee Related Earnings	$267,599	$292,969	9%	$785,781	$819,632	4%

Realized Performance Revenues	299,271	216,643	(28)%	1,021,164	1,048,314	3%

Realized Performance Compensation	(114,211)	(94,800)	(17)%	(437,970)	(495,042)	13%

Realized Principal Investment Income	22,682	9,028	(60)%	68,558	37,182	(46)%

Net Realizations	207,742	130,871	(37)%	651,752	590,454	(9)%

Segment Distributable Earnings	$475,341	$423,840	(11)%	$1,437,533	$1,410,086	(2)%

Segment Revenues	$823,781	$784,359	(5)%	$2,597,011	$2,668,945	3%

Total AUM	$308,569,957	$344,710,201	12%	$308,569,957	$344,710,201	12%

Fee-Earning AUM	$175,877,372	$208,681,656	19%	$175,877,372	$208,681,656	19%

BXPE represents the aggregate BXPE fund platform, which comprises both U.S. and non-U.S. vehicles. Secondaries appreciation excludes GP Stakes.	Blackstone | 11

CREDIT & INSURANCE

▪	Total AUM: Increased 22% to $354.7 billion with inflows of $21.4 billion in the quarter and $80.2 billion over the LTM.

–	Inflows in the quarter included $8.9 billion for the global direct lending strategy, inclusive of $3.0 billion of equity raised for BCRED, and $4.3 billion for infrastructure and asset based credit strategies.

–	The fifth opportunistic private credit strategy had $2.2 billion of inflows in the quarter, bringing total capital commitments to $2.4 billion.

–	Closed 6 new CLOs (5 U.S. and 1 European) for $3.2 billion.

▪	Capital Deployed: $18.4 billion in the quarter and $58.8 billion over the LTM driven by U.S. direct lending as well as infrastructure and asset based credit strategies.

–	Committed an additional $8.1 billion that was not yet deployed in the quarter.

▪	Realizations: $9.6 billion in the quarter and $29.7 billion over the LTM.

▪	Returns: Private Credit gross return of 3.6% (2.7% net) and Liquid Credit gross return of 2.4% (2.2% net) in the quarter.

–	Private Credit gross return of 16.7% (12.4% net) and Liquid Credit gross return of 10.4% (9.9% net) over the LTM.

			% Change			% Change

($ in thousands)	3Q’23	3Q’24	vs. 3Q’23	3Q’23 YTD	3Q’24 YTD	vs. 3Q’23 YTD

Management Fees, Net	$333,607	$418,049	25%	$998,212	$1,178,064	18%

Fee Related Performance Revenues	146,710	185,805	27%	409,645	519,106	27%

Fee Related Compensation	(145,011)	(181,586)	25%	(471,245)	(532,658)	13%

Other Operating Expenses	(75,227)	(97,756)	30%	(229,235)	(270,680)	18%

Fee Related Earnings	$260,079	$324,512	25%	$707,377	$893,832	26%

Realized Performance Revenues	14,349	42,926	199%	181,874	149,293	(18)%

Realized Performance Compensation	(5,453)	(16,489)	202%	(79,516)	(59,548)	(25)%

Realized Principal Investment Income	29,181	24,239	(17)%	15,753	31,311	99%

Net Realizations	38,077	50,676	33%	118,111	121,056	2%

Segment Distributable Earnings	$298,156	$375,188	26%	$825,488	$1,014,888	23%

Segment Revenues	$523,847	$671,019	28%	$1,605,484	$1,877,774	17%

Total AUM	$290,908,112	$354,741,520	22%	$290,908,112	$354,741,520	22%

Fee-Earning AUM	$204,974,045	$251,567,431	23%	$204,974,045	$251,567,431	23%

Blackstone | 12

MULTI-ASSET INVESTING

▪	Total AUM: Increased 9% to $83.1 billion with inflows of $3.1 billion in the quarter and $9.9 billion over the LTM.

▪	Returns: Absolute Return Composite gross return of 2.2% in the quarter (2.0% net), compared to the HFRX Global Hedge Fund Index, which was 2.1%.

–	Absolute Return benefited from performance across strategies, including equities, quantitative, and credit during the quarter.

–	Gross returns of 11.7% over the LTM (10.6% net), with significantly less volatility than the broader markets, compared to 6.9% return for the HFRX Global Hedge Fund Index.

			% Change			% Change

($ in thousands)	3Q’23	3Q’24	vs. 3Q’23	3Q’23 YTD	3Q’24 YTD	vs. 3Q’23 YTD

Management Fees, Net	$117,774	$120,319	2%	$359,054	$353,859	(1)%

Fee Related Compensation	(43,037)	(37,643)	(13)%	(127,861)	(113,961)	(11)%

Other Operating Expenses	(24,406)	(25,668)	5%	(76,108)	(75,233)	(1)%

Fee Related Earnings	$50,331	$57,008	13%	$155,085	$164,665	6%

Realized Performance Revenues	6,901	5,078	(26)%	16,615	42,883	158%

Realized Performance Compensation	(6,518)	(1,520)	(77)%	(10,332)	(15,142)	47%

Realized Principal Investment Income (Loss)	2,072	715	(65)%	3,700	(17,247)	n/m

Net Realizations	2,455	4,273	74%	9,983	10,494	5%

Segment Distributable Earnings	$52,786	$61,281	16%	$165,068	$175,159	6%

Segment Revenues	$126,747	$126,112	(1)%	$379,369	$379,495	0%

Total AUM	$76,374,692	$83,100,928	9%	$76,374,692	$83,100,928	9%

Fee-Earning AUM	$68,753,283	$74,720,044	9%	$68,753,283	$74,720,044	9%

Blackstone | 13

Supplemental Details

Blackstone | 14

TOTAL SEGMENTS

($ in thousands)	3Q’23	4Q’23	1Q’24	2Q’24	3Q’24	3Q’23 YTD	3Q’24 YTD

Base Management Fees	$1,619,743	$1,605,948	$1,644,730	$1,651,566	$1,710,941	$4,859,899	$5,007,237

Transaction, Advisory and Other Fees, Net	44,611	52,836	66,938	132,536	82,506	183,056	281,980

Management Fee Offsets	(10,514)	(4,953)	(4,097)	(4,164)	(6,713)	(33,542)	(14,974)

Total Management and Advisory Fees, Net	1,653,840	1,653,831	1,707,571	1,779,938	1,786,734	5,009,413	5,274,243

Fee Related Performance Revenues	274,551	168,994	295,501	177,067	264,101	689,533	736,669

Fee Related Compensation	(539,923)	(470,408)	(554,077)	(552,913)	(554,855)	(1,617,702)	(1,661,845)

Other Operating Expenses	(264,445)	(310,874)	(288,978)	(293,122)	(320,823)	(773,459)	(902,923)

Fee Related Earnings	$1,124,023	$1,041,543	$1,160,017	$1,110,970	$1,175,157	$3,307,785	$3,446,144

Realized Performance Revenues	337,940	693,213	536,393	542,889	342,669	1,367,889	1,421,951

Realized Performance Compensation	(133,995)	(287,628)	(253,024)	(251,057)	(157,570)	(608,389)	(661,651)

Realized Principal Investment Income	55,500	19,202	9,938	16,572	40,403	91,730	66,913

Total Net Realizations	$259,445	$424,787	$293,307	$308,404	$225,502	$851,230	$827,213

Total Segment Distributable Earnings	$1,383,468	$1,466,330	$1,453,324	$1,419,374	$1,400,659	$4,159,015	$4,273,357

Distributable Earnings	$1,211,611	$1,388,180	$1,266,378	$1,252,221	$1,278,650	$3,672,775	$3,797,249

Additional Metrics:

Total Segment Revenues	$2,321,831	$2,535,240	$2,549,403	$2,516,466	$2,433,907	$7,158,565	$7,499,776

Total Assets Under Management	$1,007,353,458	$1,040,192,447	$1,061,262,748	$1,076,371,811	$1,107,628,362	$1,007,353,458	$1,107,628,362

Fee-Earning Assets Under Management	$734,541,603	$762,607,902	$781,397,555	$808,656,801	$820,457,203	$734,541,603	$820,457,203

Blackstone | 15

ASSETS UNDER MANAGEMENT – ROLLFORWARD

Total AUM Rollforward

($ in millions)

	Three Months Ended September 30, 2024					Twelve Months Ended September 30, 2024

	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total

Beginning Balance	$336,100	$330,590	$330,117	$79,565	$1,076,372	$331,501	$308,570	$290,908	$76,375	$1,007,353

Inflows	5,835	10,201	21,390	3,115	40,541	39,752	36,865	80,154	9,889	166,659

Outflows	(14,626)	(1,796)	6,487	(1,385)	(11,320)	(25,545)	(5,628)	(6,019)	(9,923)	(47,115)

Net Flows	(8,791)	8,405	27,877	1,729	29,221	14,207	31,237	74,136	(34)	119,545

Realizations	(7,405)	(5,256)	(9,632)	(445)	(22,737)	(21,274)	(23,800)	(29,705)	(2,248)	(77,027)

Market Activity	5,171	10,971	6,379	2,252	24,772	642	28,704	19,403	9,008	57,757

Ending Balance	$325,076	$344,710	$354,742	$83,101	$1,107,628	$325,076	$344,710	$354,742	$83,101	$1,107,628

% Change	(3)%	4%	7%	4%	3%	(2)%	12%	22%	9%	10%

Fee-Earning AUM Rollforward

($ in millions)

	Three Months Ended September 30, 2024					Twelve Months Ended September 30, 2024

	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total

Beginning Balance	$299,066	$200,487	$237,286	$71,818	$808,657	$284,937	$175,877	$204,974	$68,753	$734,542

Inflows	6,339	9,837	15,544	2,415	34,135	48,815	42,089	61,305	8,645	160,854

Outflows	(14,705)	(1,940)	1,179	(1,236)	(16,701)	(24,891)	(6,650)	(5,626)	(9,098)	(46,265)

Net Flows	(8,366)	7,897	16,723	1,179	17,434	23,924	35,440	55,679	(453)	114,589

Realizations	(7,767)	(1,482)	(7,185)	(394)	(16,827)	(23,054)	(7,674)	(21,998)	(2,074)	(54,800)

Market Activity	2,554	1,779	4,744	2,116	11,194	(319)	5,039	12,913	8,494	26,126

Ending Balance	$285,488	$208,682	$251,567	$74,720	$820,457	$285,488	$208,682	$251,567	$74,720	$820,457

% Change	(5)%	4%	6%	4%	1%	0%	19%	23%	9%	12%

Inflows include contributions, capital raised, other increases in available capital (recallable capital and increased side-by-side commitments), purchases, inter-segment allocations and acquisitions. Outflows represent redemptions, client withdrawals and decreases in available capital (expired capital, expense drawdowns and decreased side-by-side commitments).

Realizations represent realization proceeds from the disposition or other monetization of assets, current income or capital returned to investors from CLOs. Market Activity includes realized and unrealized gains (losses) on portfolio investments and the impact of foreign exchange rate fluctuations. AUM is reported in the segment where the assets are managed. See additional notes on page 34 for certain one-time adjustments included in Total AUM and Fee-Earning AUM outflows for the period.

Blackstone | 16

DECONSOLIDATED BALANCE SHEET HIGHLIGHTS

▪	At September 30, 2024, Blackstone had $8.9 billion in total cash, cash equivalents, corporate treasury, and other investments and $18.7 billion of cash and net investments, or $15.33 per share.

▪	Blackstone has a $4.3 billion credit revolver and maintains A+/A+ ratings.

($in millions)	3Q’24

Cash and Cash Equivalents	$2,353

Corporate Treasury and Other Investments	6,567

GP/Fund Investments	2,813

Net Accrued Performance Revenues	6,992

Cash and Net Investments	$18,725

Outstanding Debt (at par)	10,767

Cash and Net Investments

(per share)

A+ / A+

rated by S&P and Fitch

$4.3B

credit revolver with

December 2028 maturity

$8.9B

total cash, corporate

treasury and other

Balance Sheet Highlights exclude the consolidated Blackstone Funds. Other Investments was $5.6 billion as of September 30, 2024, which was comprised of

$5.1 billion of liquid investments and $498 million of illiquid investments. See notes on pages 31 and 35 for additional details on non-GAAP balance sheet measures.

Blackstone | 17

NET ACCRUED PERFORMANCE REVENUES – ADDITIONAL DETAIL

($ in millions, except per share data)

	3Q’23	2Q’24	3Q’24	3Q’24
				Per Share

Real Estate

BREP Global	$1,625	$1,294	$1,313	$1.08

BREP Europe	132	117	130	0.11

BREP Asia	93	97	97	0.08

BPP	387	73	32	0.03

BREDS	30	16	18	0.01

BTAS	18	-	18	0.01

Real Estate	$2,285	$1,595	$1,608	$1.32

Private Equity

BCP Global	1,542	1,508	1,708	1.40

BCP Asia	113	190	260	0.21

Energy/Energy Transition	387	417	533	0.44

Core Private Equity	220	243	244	0.20

Tactical Opportunities	235	159	181	0.15

Secondaries	737	813	951	0.78

Infrastructure	324	478	568	0.46

Life Sciences	62	125	145	0.12

BTAS/BXPE/Other	186	217	240	0.20

Private Equity	$3,804	$4,150	$4,829	$3.95

Credit & Insurance	$292	$391	$450	$0.37

Multi-Asset Investing	$53	$78	$105	$0.09

Net Accrued Performance Revenues	$6,435	$6,214	$6,992	$5.72

3Q’24 QoQ Rollforward

($ in millions)

		Net	Net
		Performance	Realized
	2Q’24	Revenues	Distributions	3Q’24

Real Estate	$1,595	$114	$(101)	$1,608

Private Equity	4,150	805	(126)	4,829

Credit & Insurance	391	200	(141)	450

Multi-Asset Investing	78	31	(4)	105

Total	$6,214	$1,149	$(372)	$6,992

QoQ Change				13%

3Q’24 LTM Rollforward

($ in millions)

		Net	Net
		Performance	Realized
	3Q’23	Revenues	Distributions	3Q’24

Real Estate	$2,285	$(290)	$(387)	$1,608

Private Equity	3,804	1,763	(739)	4,829

Credit & Insurance	292	725	(566)	450

Multi-Asset Investing	53	180	(128)	105

Total	$6,435	$2,377	$(1,821)	$6,992

YoY Change				9%

Net Accrued Performance Revenues (“NAPR”) are presented net of performance compensation and excludes Performance Revenues realized but not yet distributed as of the reporting date and clawback amounts, if any, which are disclosed in the 10-K/Q. Real Estate and Private Equity include co-investments, as applicable. Per

Share calculations are based on end of period DE Shares Outstanding (see page 24, Share Summary).

Blackstone | 18

INVESTMENT RECORDS AS OF SEPTEMBER 30, 2024(a)

($/€ in thousands, except where noted) Fund (Investment Period Beginning Date / Ending Date)	Committed Capital	Available Capital (b)	Unrealized Investments		Realized Investments		Total Investments		Net IRRs (d)
			Value	MOIC (c)	Value	MOIC (c)	Value	MOIC (c)	Realized	Total
Real Estate
Pre-BREP	$140,714	$-	$-	n/a	$345,190	2.5x	$345,190	2.5x	33%	33%
BREP I (Sep 1994 / Oct 1996)	380,708	-	-	n/a	1,327,708	2.8x	1,327,708	2.8x	40%	40%
BREP II (Oct 1996 / Mar 1999)	1,198,339	-	-	n/a	2,531,614	2.1x	2,531,614	2.1x	19%	19%
BREP III (Apr 1999 / Apr 2003)	1,522,708	-	-	n/a	3,330,406	2.4x	3,330,406	2.4x	21%	21%
BREP IV (Apr 2003 / Dec 2005)	2,198,694	-	-	n/a	4,684,232	1.7x	4,684,232	1.7x	12%	12%
BREP V (Dec 2005 / Feb 2007)	5,539,418	-	6,226	n/a	13,463,448	2.3x	13,469,674	2.3x	11%	11%
BREP VI (Feb 2007 / Aug 2011)	11,060,122	-	7,531	n/a	27,758,817	2.5x	27,766,348	2.5x	13%	13%
BREP VII (Aug 2011 / Apr 2015)	13,505,657	1,017,051	1,883,905	0.6x	28,472,664	2.2x	30,356,569	1.9x	20%	14%
BREP VIII (Apr 2015 / Jun 2019)	16,607,961	2,006,806	11,937,632	1.5x	22,801,799	2.3x	34,739,431	2.0x	23%	14%
BREP IX (Jun 2019 / Aug 2022)	21,349,913	3,314,887	24,434,954	1.4x	9,029,887	2.2x	33,464,841	1.5x	55%	13%
*BREP X (Aug 2022 / Feb 2028)	30,640,856	22,293,304	9,524,677	1.2x	302,375	1.1x	9,827,052	1.2x	n/a	10%
Total Global BREP	$104,145,090	$28,632,048	$47,794,925	1.3x	$114,048,140	2.3x	$161,843,065	1.9x	17%	15%
BREP Int’l (Jan 2001 / Sep 2005)	€824,172	€-	€-	n/a	€1,373,170	2.1x	€1,373,170	2.1x	23%	23%
BREP Int’l II (Sep 2005 / Jun 2008) (e)	1,629,748	-	-	n/a	2,583,032	1.8x	2,583,032	1.8x	8%	8%
BREP Europe III (Jun 2008 / Sep 2013)	3,205,420	391,802	152,188	0.3x	5,856,192	2.4x	6,008,380	2.0x	18%	13%
BREP Europe IV (Sep 2013 / Dec 2016)	6,676,577	1,079,282	1,075,017	0.8x	10,146,604	1.9x	11,221,621	1.7x	18%	12%
BREP Europe V (Dec 2016 / Oct 2019)	7,992,703	884,823	4,407,440	0.8x	6,762,819	3.8x	11,170,259	1.5x	41%	7%
BREP Europe VI (Oct 2019 / Sep 2023)	9,933,550	2,975,177	8,442,676	1.2x	3,442,555	2.6x	11,885,231	1.4x	72%	12%
*BREP Europe VII (Sep 2023 / Mar 2029)	7,704,643	6,190,274	1,768,948	1.2x	-	n/a	1,768,948	1.2x	n/a	n/m
Total BREP Europe	€37,966,813	€11,521,358	€15,846,269	1.0x	€30,164,372	2.3x	€46,010,641	1.6x	17%	11%
BREP Asia I (Jun 2013 / Dec 2017)	$4,262,075	$898,533	$1,560,757	1.7x	$7,229,127	2.0x	$8,789,884	1.9x	16%	12%
BREP Asia II (Dec 2017 / Mar 2022)	7,354,811	1,310,778	6,411,213	1.2x	2,112,419	1.8x	8,523,632	1.3x	24%	5%
*BREP Asia III (Mar 2022 / Sep 2027)	8,210,352	6,801,968	1,403,568	1.0x	-	n/a	1,403,568	1.0x	n/a	(13)%
Total BREP Asia	$19,827,238	$9,011,279	$9,375,538	1.2x	$9,341,546	1.9x	$18,717,084	1.5x	17%	8%
BREP Co-Investment (f)	7,587,426	117,353	1,103,907	1.7x	15,264,782	2.2x	16,368,689	2.2x	16%	16%
Total BREP	$176,001,124	$50,446,797	$76,080,082	1.2x	$175,528,787	2.3x	$251,608,869	1.8x	17%	14%
*BREDS High-Yield (Various) (g)	25,164,762	8,052,575	5,428,734	1.0x	21,395,281	1.3x	26,824,015	1.3x	10%	9%
Private Equity
Corporate Private Equity
BCP I (Oct 1987 / Oct 1993)	$859,081	$-	$-	n/a	$1,741,738	2.6x	$1,741,738	2.6x	19%	19%
BCP II (Oct 1993 / Aug 1997)	1,361,100	-	-	n/a	3,268,627	2.5x	3,268,627	2.5x	32%	32%
BCP III (Aug 1997 / Nov 2002)	3,967,422	-	-	n/a	9,228,707	2.3x	9,228,707	2.3x	14%	14%
BCOM (Jun 2000 / Jun 2006)	2,137,330	24,575	184	n/a	2,995,106	1.4x	2,995,290	1.4x	6%	6%
BCP IV (Nov 2002 / Dec 2005)	6,773,182	195,824	357	n/a	21,720,334	2.9x	21,720,691	2.9x	36%	36%
BCP V (Dec 2005 / Jan 2011)	21,009,112	1,035,259	66,016	n/a	38,806,330	1.9x	38,872,346	1.9x	8%	8%
BCP VI (Jan 2011 / May 2016)	15,195,243	1,341,026	4,120,776	2.0x	28,788,181	2.2x	32,908,957	2.2x	14%	12%
BCP VII (May 2016 / Feb 2020)	18,867,443	1,704,240	17,880,529	1.7x	18,540,348	2.6x	36,420,877	2.0x	25%	13%
BCP VIII (Feb 2020 / Apr 2024)	25,912,375	8,372,340	25,407,341	1.4x	2,518,107	2.3x	27,925,448	1.5x	n/m	11%
*BCP IX (Apr 2024 / Apr 2029)	20,777,398	20,690,042	46,367	n/a	-	n/a	46,367	n/a	n/a	n/a
Energy I (Aug 2011 / Feb 2015)	2,441,558	174,492	487,445	1.5x	4,191,619	2.0x	4,679,064	2.0x	14%	11%
Energy II (Feb 2015 / Feb 2020)	4,920,933	867,570	4,136,017	1.9x	4,377,051	1.8x	8,513,068	1.9x	12%	8%
Energy III (Feb 2020 / Jun 2024)	4,355,021	1,583,228	5,370,434	2.1x	1,631,879	2.4x	7,002,313	2.2x	47%	30%
*Energy Transition IV (Jun 2024 / Jun 2029)	4,303,332	4,270,434	-	n/a	-	n/a	-	n/a	n/a	n/a
BCP Asia I (Dec 2017 / Sep 2021)	2,437,080	417,510	2,947,127	2.1x	2,623,597	3.5x	5,570,724	2.6x	51%	26%
*BCP Asia II (Sep 2021 / Sep 2027)	6,788,466	4,361,442	3,431,480	1.9x	91,510	2.2x	3,522,990	1.9x	n/m	35%
Core Private Equity I (Jan 2017 / Mar 2021) (h)	4,760,279	1,171,237	7,485,845	2.0x	2,871,414	5.2x	10,357,259	2.4x	58%	17%
*Core Private Equity II (Mar 2021 / Mar 2026) (h)	8,450,958	5,123,153	4,683,299	1.3x	346,751	n/a	5,030,050	1.4x	n/a	15%
Total Corporate Private Equity	$155,317,313	$51,332,372	$76,063,217	1.6x	$143,741,299	2.3x	$219,804,516	2.0x	16%	15%

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes on pages 21-22. BREP – Blackstone Real Estate Partners, BREDS – Blackstone Real Estate Debt Strategies, BCP –

Blackstone Capital Partners, BCOM – Blackstone Communications.

* Represents funds that are currently in their investment period.

Blackstone | 19

INVESTMENT RECORDS AS OF SEPTEMBER 30, 2024(a) – (CONT’D)

($/€ in thousands, except where noted) Fund (Investment Period Beginning Date / Ending Date)	Committed Capital	Available Capital (b)	Unrealized Investments		Realized Investments		Total Investments		Net IRRs (d)
			Value	MOIC (c)	Value	MOIC (c)	Value	MOIC (c)	Realized	Total

Private Equity (continued)

Tactical Opportunities

*Tactical Opportunities (Various)	$30,813,178	$12,260,704	$15,581,042	1.2x	$24,261,935	1.8x	$39,842,977	1.5x	16%	10%

*Tactical Opportunities Co-Investment and Other (Various)	12,541,264	2,391,711	5,259,063	1.2x	10,576,414	1.8x	15,835,477	1.6x	21%	16%
Total Tactical Opportunities	$43,354,442	$14,652,415	$20,840,105	1.2x	$34,838,349	1.8x	$55,678,454	1.5x	17%	12%

Growth

*BXG I (Jul 2020 / Jul 2025)	5,006,755	1,204,350	3,520,462	1.0x	517,135	2.6x	4,037,597	1.1x	n/m	(2)%

BXG II (TBD)	4,190,970	4,190,970	-	n/a	-	n/a	-	n/a	n/a	n/a

Total Growth	$9,197,725	$5,395,320	$3,520,462	1.0x	$517,135	2.6x	$4,037,597	1.1x	n/m	(2)%

Strategic Partners (Secondaries)

Strategic Partners I-V (Various) (i)	11,035,527	23,013	7,796	n/a	16,782,783	n/a	16,790,579	1.7x	n/a	13%

Strategic Partners VI (Apr 2014 / Apr 2016) (i)	4,362,772	604,672	662,063	n/a	4,399,074	n/a	5,061,137	1.7x	n/a	13%

Strategic Partners VII (May 2016 / Mar 2019) (i)	7,489,970	1,672,312	3,060,725	n/a	7,577,917	n/a	10,638,642	1.9x	n/a	16%

Strategic Partners Real Assets II (May 2017 / Jun 2020) (i)	1,749,807	502,307	1,279,240	n/a	1,173,420	n/a	2,452,660	1.7x	n/a	16%

Strategic Partners VIII (Mar 2019 / Oct 2021) (i)	10,763,600	3,974,342	7,787,015	n/a	6,876,095	n/a	14,663,110	1.8x	n/a	24%

*Strategic Partners Real Estate, SMA and Other (Various) (i)	7,455,591	2,382,516	2,516,169	n/a	2,525,494	n/a	5,041,663	1.5x	n/a	13%

Strategic Partners Infrastructure III (Jun 2020 / Jun 2024) (i)	3,250,100	534,128	2,626,027	n/a	274,616	n/a	2,900,643	1.4x	n/a	22%

*Strategic Partners IX (Oct 2021 / Jan 2027) (i)	19,692,626	7,648,783	8,568,139	n/a	782,344	n/a	9,350,483	1.4x	n/a	18%

*Strategic Partners GP Solutions (Jun 2021 / Dec 2026) (i)	2,095,211	739,359	900,770	n/a	3,947	n/a	904,717	1.0x	n/a	(3)%

Total Strategic Partners (Secondaries)	$67,895,204	$18,081,432	$27,407,944	n/a	$40,395,690	n/a	$67,803,634	1.6x	n/a	14%

Life Sciences

Clarus IV (Jan 2018 / Jan 2020)	910,000	61,316	716,439	2.1x	559,642	1.4x	1,276,081	1.7x	6%	10%

*BXLS V (Jan 2020 / Jan 2025)	5,004,386	2,657,312	3,536,842	1.9x	469,474	1.2x	4,006,316	1.8x	n/m	16%

Credit

Mezzanine / Opportunistic I (Jul 2007 / Oct 2011)	$2,000,000	$97,114	$-	n/a	$4,809,113	1.6x	$4,809,113	1.6x	n/a	17%

Mezzanine / Opportunistic II (Nov 2011 / Nov 2016)	4,120,000	993,260	92,124	0.2x	6,678,087	1.5x	6,770,211	1.4x	n/a	10%

Mezzanine / Opportunistic III (Sep 2016 / Jan 2021)	6,639,133	1,091,782	2,165,828	1.2x	8,454,627	1.6x	10,620,455	1.5x	n/a	12%

*Mezzanine / Opportunistic IV (Jan 2021 / Jan 2026)	5,016,771	1,389,288	4,679,493	1.1x	1,239,671	1.8x	5,919,164	1.2x	n/a	14%

Stressed / Distressed I (Sep 2009 / May 2013)	3,253,143	-	-	n/a	5,777,098	1.3x	5,777,098	1.3x	n/a	9%

Stressed / Distressed II (Jun 2013 / Jun 2018)	5,125,000	547,430	142,782	0.2x	5,470,492	1.2x	5,613,274	1.1x	n/a	1%

Stressed / Distressed III (Dec 2017 / Dec 2022)	7,356,380	1,100,454	2,552,558	1.1x	4,209,841	1.5x	6,762,399	1.3x	n/a	10%

Energy I (Nov 2015 / Nov 2018)	2,856,867	1,154,819	279,453	0.8x	3,293,013	1.6x	3,572,466	1.5x	n/a	10%

Energy II (Feb 2019 / Jun 2023)	3,616,081	1,474,627	1,028,263	1.1x	2,738,563	1.4x	3,766,826	1.3x	n/a	16%

*Green Energy III (May 2023 / May 2028)	6,477,000	4,649,454	1,958,000	1.0x	161,207	n/a	2,119,207	1.1x	n/a	n/m

European Senior Debt I (Feb 2015 / Feb 2019)	€1,964,689	€139,954	€204,893	0.4x	€2,978,763	1.3x	€3,183,656	1.2x	n/a	2%

European Senior Debt II (Jun 2019 / Jun 2023) (j)	€4,088,344	€719,250	€3,958,457	0.9x	€2,871,992	2.4x	€6,830,449	1.3x	n/a	10%

Total Credit Drawdown Funds (k)	$53,366,033	$13,457,145	$17,545,006	1.0x	$49,509,019	1.5x	$67,054,025	1.3x	n/a	10%

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes on pages 21-22. BXG – Blackstone Growth, BXLS – Blackstone Life Sciences.

* Represents funds that are currently in their investment period.

Blackstone | 20

INVESTMENT RECORDS AS OF SEPTEMBER 30, 2024(a) – (CONT’D)

 Selected Perpetual Capital Strategies(l)

($ in thousands, except where noted)	Investment	Total	Total Net

Strategy (Inception Year)	Strategy	AUM	Return (m)

Real Estate

BPP - Blackstone Property Partners Platform (2013) (n)	Core+ Real Estate	$64,308,476	5%

BREIT - Blackstone Real Estate Income Trust (2017) (o)	Core+ Real Estate	55,295,802	9%

BREIT - Class I (p)	Core+ Real Estate		10%

BXMT - Blackstone Mortgage Trust (2013) (q)	Real Estate Debt	5,933,731	6%

Private Equity

BSCH - Blackstone Strategic Capital Holdings (2014) (r)	Secondaries - GP Stakes	10,739,337	13%

BIP - Blackstone Infrastructure Partners (2019) (s)	Infrastructure	40,470,269	16%

BXPE - Blackstone Private Equity Strategies Fund Program (2024) (t)	Private Equity	5,747,358	(t)

Credit

BXSL - Blackstone Secured Lending Fund (2018) (u)	U.S. Direct Lending	12,661,739	11%

BCRED - Blackstone Private Credit Fund (2021) (v)	U.S. Direct Lending	71,173,137	10%

BCRED - Class I (w)	U.S. Direct Lending		10%

 Investment Records as of September 30, 2024 - Notes

(a)	Excludes investment vehicles where Blackstone does not earn fees.

(b)

Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.

(c)	Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Performance Revenues, divided by invested capital.

(d)

Unless otherwise indicated, Net Internal Rate of Return (“IRR”) represents the annualized inception to September 30, 2024 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of limited partner cash flows. Initial inception date of cash flows may differ from the Investment Period Beginning Date.

(e)

The 8% Realized Net IRR and 8% Total Net IRR exclude investors that opted out of the Hilton investment opportunity. Overall BREP International II performance reflects a
7% Realized Net IRR and a 7% Total Net IRR.

(f)

BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues.

(g)	BREDS High-Yield represents the flagship real estate debt drawdown funds only.

(h)	Blackstone Core Equity Partners is a core private equity strategy which invests with a more modest risk profile and longer hold period than traditional private equity.

(i)

Strategic Partners’ Unrealized Investment Value, Realized Investment Value, Total Investment Value, Total MOIC and Total Net IRRs are reported on a three-month lag and therefore do not include the impact of economic and market activities in the current quarter. Realizations are treated as returns of capital until fully recovered and therefore Unrealized and Realized MOICs and Realized Net IRRs are not applicable. Committed Capital and Available Capital are presented as of the current quarter.

(j)	European Senior Debt II Levered has a net return of 15%, European Senior Debt II Unlevered has a net return of 8%.

(k)	Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the credit drawdown funds presented.

(l)

Represents the performance for select Perpetual Capital Strategies; strategies excluded consist primarily of (1) investment strategies that have been investing for less than one year, (2) perpetual capital assets managed for certain insurance clients, and (3) investment vehicles where Blackstone does not earn fees.

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes continue on page 22.

Blackstone | 21

INVESTMENT RECORDS AS OF SEPTEMBER 30, 2024(a) – (CONT’D)

(m)

Unless otherwise indicated, Total Net Return represents the annualized inception to September 30, 2024 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of investor cash flows. Initial inception date of cash flows occurred during the Inception Year.

(n)

BPP represents the aggregate Total AUM and Total Net Return of the BPP Platform, which comprises over 30 funds, co-investment and separately managed account vehicles. It includes certain vehicles managed as part of the BPP Platform but not classified as Perpetual Capital. As of September 30, 2024, these vehicles represented
$2.5 billion of Total AUM.

(o)

The BREIT Total Net Return reflects a per share blended return, assuming BREIT had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT. This return is not representative of the return experienced by any particular investor or share class. Total Net Return is presented on an annualized basis and is from January 1, 2017.

(p)

Represents the Total Net Return for BREIT’s Class I shares, its largest share class. Performance varies by share class. Class I Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT. Class I Total Net Return is presented on an annualized basis and is from January 1, 2017.

(q)	The BXMT Total Net Return reflects annualized market return of a shareholder invested in BXMT since inception, May 22, 2013, assuming reinvestment of all dividends received during the period.

(r)

BSCH represents the aggregate Total AUM and Total Net Return of BSCH I and BSCH II funds that invest as part of the Secondaries - GP Stakes strategy, which targets minority investments in the general partners of private equity and other private-market alternative asset management firms globally. Including co-investment vehicles that do not pay fees, BSCH Total AUM is $12.0 billion.

(s)

BIP represents the aggregate Total AUM and Total Net Return of the infrastructure-focused funds with a primary focus on the U.S. Including co-investment vehicles and
BIP Europe, BIP Total AUM is $52.6 billion.

(t)

BXPE Total AUM reflects net asset value as of August 31, 2024 plus net subscriptions as of September 1, 2024. For purposes of segment AUM reporting, BXPE AUM is reported by the business managing the assets. Total net return not presented because the reporting date is less than one year from BXPE’s inception date (January 2,
2024).

(u)

The BXSL Total AUM and Total Net Return are presented as of June 30, 2024. BXSL Total Net Return reflects the change in NAV per share, plus distributions per share
(assuming dividends and distributions are reinvested in accordance with BXSL’s dividend reinvestment plan) divided by the beginning NAV per share. Total Net Returns are presented on an annualized basis and are from November 20, 2018.

(v)

The BCRED Total Net Return reflects a per share blended return, assuming BCRED had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BCRED. This return is not representative of the return experienced by any particular investor or share class. Total Net Return is presented on an annualized basis and is from January 7, 2021. Total AUM reflects gross asset value plus amounts borrowed or available to be borrowed under certain credit facilities. BCRED net asset value as of September 30, 2024 was $36.4 billion.

(w)

Represents the Total Net Return for BCRED’s Class I shares, its largest share class. Performance varies by share class. Class I Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BCRED. Class I Total Net Return is presented on an annualized basis and is from January 7, 2021.

Blackstone | 22

SHAREHOLDER DIVIDENDS

▪	Generated $1.01 of Distributable Earnings per common share during the quarter, bringing the YTD amount to $2.95 per common share.

▪	Blackstone declared a quarterly dividend of $0.86 per common share to record holders as of October 28, 2024; payable on November 4, 2024.

						% Change			% Change

($ in thousands, except per share data)	3Q’23	4Q’23	1Q’24	2Q’24	3Q’24	vs. 3Q’23	3Q’23 YTD	3Q’24 YTD	vs. 3Q’23 YTD

Distributable Earnings	$1,211,611	$1,388,180	$1,266,378	$1,252,221	$1,278,650	6%	$3,672,775	$3,797,249	3%

Add: Other Payables Attributable to Common Shareholders	119,783	57,810	130,920	124,280	73,491	(39)%	380,270	328,691	(14)%

DE Before Certain Payables	1,331,394	1,445,990	1,397,298	1,376,501	1,352,141	2%	4,053,045	4,125,940	2%

Percent to Common Shareholders	62%	62%	62%	63%	63%		62%	63%

DE Before Certain Payables Attributable to Common Shareholders	828,716	900,980	871,887	864,033	849,966	3%	2,514,874	2,585,886	3%

Less: Other Payables Attributable to Common Shareholders	(119,783)	(57,810)	(130,920)	(124,280)	(73,491)	(39)%	(380,270)	(328,691)	(14)%

DE Attributable to Common Shareholders	708,933	843,170	740,967	739,753	776,475	10%	2,134,604	2,257,195	6%

DE per Common Share	$0.94	$1.11	$0.98	$0.96	$1.01	7%	$2.84	$2.95	4%

Less: Retained Capital per Common Share	$(0.14)	$(0.17)	$(0.15)	$(0.14)	$(0.15)	7%	$(0.43)	$(0.44)	2%

Actual Dividend per Common Share	$0.80	$0.94	$0.83	$0.82	$0.86	8%	$2.41	$2.51	4%

Record Date					Oct 28, 2024

Payable Date					Nov 4, 2024

A detailed description of Blackstone’s dividend policy and the definition of Distributable Earnings can be found on pages 36-38, Definitions and Dividend Policy. See additional notes on page 35.	Blackstone | 23

SHARE SUMMARY

▪	Distributable Earnings Shares Outstanding as of quarter end of 1,222 million shares.

–	Repurchased 1.0 million common shares in the quarter and 4.1 million common shares over the LTM.

–	Available authorization remaining was $1.9 billion at September 30, 2024.

	3Q’23	4Q’23	1Q’24	2Q’24	3Q’24

Participating Common Shares	757,781,111	758,039,099	759,176,426	768,224,405	767,895,244

Participating Partnership Units	459,651,045	458,544,363	457,490,143	455,642,926	453,685,697

Distributable Earnings Shares Outstanding	1,217,432,156	1,216,583,462	1,216,666,569	1,223,867,331	1,221,580,941

Participating Common Shares and Participating Partnership Units include both issued and outstanding shares and unvested shares that participate in dividends.	Blackstone | 24

Reconciliations and

Disclosures

Blackstone | 25

BLACKSTONE’S THIRD QUARTER 2024 GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($in thousands, except per share data) (unaudited)	3Q’23	3Q’24	3Q’23 YTD	3Q’24 YTD	3Q’23 LTM	3Q’24 LTM

Revenues

Management and Advisory Fees, Net	$1,655,443	$1,794,894	$5,023,128	$5,309,355	$6,671,566	$6,957,487

Incentive Fees	158,801	191,794	454,754	559,434	665,018	799,851

Investment Income

Performance Allocations

Realized	453,690	414,755	1,602,668	1,598,913	2,038,265	2,220,086

Unrealized	(63,204)	1,154,918	(708,021)	1,723,090	(1,196,822)	739,443

Principal Investments

Realized	94,313	95,235	257,206	247,877	364,040	294,494

Unrealized	69,340	(1,864)	(257,988)	427,983	(325,611)	82,817

Total Investment Income	554,139	1,663,044	893,865	3,997,863	879,872	3,336,840

Interest and Dividend Revenue	109,133	109,774	348,123	312,612	450,755	480,986

Other	63,769	(96,312)	17,951	(31,861)	(225,331)	(142,741)

Total Revenues	$2,541,285	$3,663,194	$6,737,821	$10,147,403	$8,441,880	$11,432,423

Expenses

Compensation and Benefits

Compensation	700,268	732,041	2,153,570	2,293,491	2,780,560	2,925,368

Incentive Fee Compensation	65,432	73,464	192,940	224,310	264,201	312,437

Performance Allocations Compensation

Realized	168,620	169,740	670,610	689,370	828,427	919,619

Unrealized	11,866	465,099	(247,228)	747,679	(443,967)	340,504

Total Compensation and Benefits	946,186	1,440,344	2,769,892	3,954,850	3,429,221	4,497,928

General, Administrative and Other	279,186	340,945	827,614	1,022,823	1,119,954	1,312,514

Interest Expense	110,599	111,337	323,136	328,156	423,465	436,888

Fund Expenses	38,934	3,470	118,918	13,380	137,449	13,449

Total Expenses	$1,374,905	$1,896,096	$4,039,560	$5,319,209	$5,110,089	$6,260,779

Other Income (Loss)

Change in Tax Receivable Agreement Liability	-	-	1,887	-	23,422	(29,083)

Net Gains (Losses) from Fund Investment Activities	(49,078)	42,842	102,486	70,009	49,616	(89,278)

Total Other Income (Loss)	$(49,078)	$42,842	$104,373	$70,009	$73,038	$(118,361)

Income Before Provision for Taxes	$1,117,302	$1,809,940	$2,802,634	$4,898,203	$3,404,829	$5,053,283

Provision for Taxes	196,560	245,303	467,504	789,220	326,358	835,177

Net Income	$920,742	$1,564,637	$2,335,130	$4,108,983	$3,078,471	$4,218,106

Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	(92,577)	(22,184)	(81,589)	(61,595)	(281,179)	(225,524)

Net Income Attributable to Non-Controlling Interests in Consolidated Entities	20,716	202,929	185,021	406,339	355,212	445,473

Net Income Attributable to Non-Controlling Interests in Blackstone Holdings	440,609	603,057	992,618	1,691,604	1,207,504	1,773,722

Net Income Attributable to Blackstone Inc. (‘‘BX’’)	$551,994	$780,835	$1,239,080	$2,072,635	$1,796,934	$2,224,435

Net Income Per Share of Common Stock, Basic	$0.73	$1.02	$1.64	$2.71	$2.39	$2.91

Net Income Per Share of Common Stock, Diluted	$0.73	$1.02	$1.64	$2.71	$2.39	$2.91

Blackstone | 26

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

	QTD					YTD		LTM

($ in thousands)	3Q’23	4Q’23	1Q’24	2Q’24	3Q’24	3Q’23	3Q’24	3Q’23	3Q’24

Net Income Attributable to Blackstone Inc.	$551,994	$151,800	$847,386	$444,414	$780,835	$1,239,080	$2,072,635	$1,796,934	$2,224,435

Net Income Attributable to Non-Controlling Interests in Blackstone Holdings	440,609	82,118	685,439	403,108	603,057	992,618	1,691,604	1,207,504	1,773,722

Net Income Attributable to Non-Controlling Interests in Consolidated Entities	20,716	39,134	102,827	100,583	202,929	185,021	406,339	355,212	445,473

Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	(92,577)	(163,929)	(39,669)	258	(22,184)	(81,589)	(61,595)	(281,179)	(225,524)

Net Income	$920,742	$109,123	$1,595,983	$948,363	$1,564,637	$2,335,130	$4,108,983	$3,078,471	$4,218,106

Provision for Taxes	196,560	45,957	283,671	260,246	245,303	467,504	789,220	326,358	835,177

Income Before Provision for Taxes	$1,117,302	$155,080	$1,879,654	$1,208,609	$1,809,940	$2,802,634	$4,898,203	$3,404,829	$5,053,283

Transaction-Related and Non-Recurring Items (a)	6,250	8,882	52,197	4,962	(394)	17,099	56,765	14,511	65,647

Amortization of Intangibles (b)	7,357	7,347	7,333	7,333	7,333	26,110	21,999	39,265	29,346

Impact of Consolidation (c)	71,861	124,795	(63,158)	(100,841)	(180,745)	(103,432)	(344,744)	(74,033)	(219,949)

Unrealized Performance Revenues (d)	63,209	983,642	(445,936)	(122,239)	(1,154,905)	708,146	(1,723,080)	1,198,869	(739,438)

Unrealized Performance Allocations Compensation (e)	11,866	(407,175)	180,900	101,680	465,099	(247,228)	747,679	(443,967)	340,504

Unrealized Principal Investment (Income) Loss (f)	(84,780)	359,663	(442,976)	38,125	90,254	233,638	(314,597)	296,532	45,066

Other Revenues (g)	(63,748)	110,933	(44,747)	(19,541)	96,329	(17,850)	32,041	225,465	142,974

Equity-Based Compensation (h)	255,616	185,969	317,779	295,396	262,798	773,505	875,973	968,209	1,061,942

Administrative Fee Adjustment (i)	2,425	2,422	2,477	2,465	3,219	7,285	8,161	9,730	10,583

Taxes and Related Payables (j)	(175,747)	(143,378)	(177,145)	(163,728)	(120,278)	(527,132)	(461,151)	(632,429)	(604,529)

Distributable Earnings	$1,211,611	$1,388,180	$1,266,378	$1,252,221	$1,278,650	$3,672,775	$3,797,249	$5,006,981	$5,185,429

Taxes and Related Payables (j)	175,747	143,378	177,145	163,728	120,278	527,132	461,151	632,429	604,529

Net Interest and Dividend (Income) Loss (k)	(3,890)	(65,228)	9,801	3,425	1,731	(40,892)	14,957	(47,647)	(50,271)

Total Segment Distributable Earnings	$1,383,468	$1,466,330	$1,453,324	$1,419,374	$1,400,659	$4,159,015	$4,273,357	$5,591,763	$5,739,687

Realized Performance Revenues (l)	(337,940)	(693,213)	(536,393)	(542,889)	(342,669)	(1,367,889)	(1,421,951)	(1,840,634)	(2,115,164)

Realized Performance Compensation (m)	133,995	287,628	253,024	251,057	157,570	608,389	661,651	770,168	949,279

Realized Principal Investment (Income) Loss (n)	(55,500)	(19,202)	(9,938)	(16,572)	(40,403)	(91,730)	(66,913)	(147,617)	(86,115)

Fee Related Earnings	$1,124,023	$1,041,543	$1,160,017	$1,110,970	$1,175,157	$3,307,785	$3,446,144	$4,373,680	$4,487,687

Adjusted EBITDA Reconciliation

Distributable Earnings	$1,211,611	$1,388,180	$1,266,378	$1,252,221	$1,278,650	$3,672,775	$3,797,249	$5,006,981	$5,185,429

Interest Expense (o)	110,014	108,168	107,640	108,424	111,326	321,353	327,390	421,583	435,558

Taxes and Related Payables (j)	175,747	143,378	177,145	163,728	120,278	527,132	461,151	632,429	604,529

Depreciation and Amortization (p)	21,598	25,251	26,053	25,336	24,685	68,873	76,074	93,174	101,325

Adjusted EBITDA	$1,518,970	$1,664,977	$1,577,216	$1,549,709	$1,534,939	$4,590,133	$4,661,864	$6,154,167	$6,326,841

Notes on pages 28-29.	Blackstone | 27

RECONCILIATION OF GAAP TO NON-GAAP MEASURES – NOTES

Note:  See pages 36-38, Definitions and Dividend Policy.

(a)

This adjustment removes Transaction-Related and Non-Recurring Items, which are excluded from Blackstone’s segment presentation. Transaction-Related and Non-Recurring Items arise from corporate actions including acquisitions, divestitures, Blackstone’s initial public offering, and non-recurring gains, losses, or other charges, if any. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs, gains or losses associated with these corporate actions, and non-recurring gains, losses or other charges that affect period-to-period comparability and are not reflective of
Blackstone’s operational performance.

(b)	This adjustment removes the amortization of transaction-related intangibles, which are excluded from Blackstone’s segment presentation.
(c)

This adjustment reverses the effect of consolidating Blackstone Funds, which are excluded from Blackstone’s segment presentation. This adjustment includes the elimination of Blackstone’s interest in these funds and the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

(d)

This adjustment removes Unrealized Performance Revenues on a segment basis. The Segment Adjustment represents the add back of performance revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.

	QTD					YTD		LTM

($ in thousands)	3Q’23	4Q’23	1Q’24	2Q’24	3Q’24	3Q’23	3Q’24	3Q’23	3Q’24

GAAP Unrealized Performance Allocations	$(63,204)	$(983,647)	$445,943	$122,229	$1,154,918	$(708,021)	$1,723,090	$(1,196,822)	$ 739,443

Segment Adjustment	(5)	5	(7)	10	(13)	(125)	(10)	(2,047)	(5)

Unrealized Performance Revenues	$(63,209)	$(983,642)	$445,936	$122,239	$1,154,905	$(708,146)	$1,723,080	$(1,198,869)	$ 739,438

(e)   This adjustment removes Unrealized Performance Allocations Compensation.

(f)  This adjustment removes Unrealized Principal Investment Income on a segment basis. The Segment Adjustment represents (1) the add back of Principal
Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2)
the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

	QTD					YTD		LTM

($ in thousands)	3Q’23	4Q’23	1Q’24	2Q’24	3Q’24	3Q’23	3Q’24	3Q’23	3Q’24

GAAP Unrealized Principal Investment Income (Loss)	$69,340	$(345,166)	$461,623	$(31,776)	$(1,864)	$(257,988)	$427,983	$(325,611)	$ 82,817

Segment Adjustment	15,440	(14,497)	(18,647)	(6,349)	(88,390)	24,350	(113,386)	29,079	(127,883)

Unrealized Principal Investment Income (Loss)	$84,780	$(359,663)	$442,976	$(38,125)	$(90,254)	$(233,638)	$314,597	$(296,532)	$ (45,066)

(g) This adjustment removes Other Revenues on a segment basis. The Segment Adjustment represents the removal of certain Transaction-Related and Non-Recurring Items.

	QTD					YTD		LTM

($ in thousands)	3Q’23	4Q’23	1Q’24	2Q’24	3Q’24	3Q’23	3Q’24	3Q’23	3Q’24

GAAP Other Revenue	$63,769	$(110,880)	$44,820	$19,631	$(96,312)	$17,951	$(31,861)	$(225,331)	$ (142,741)

Segment Adjustment	(21)	(53)	(73)	(90)	(17)	(101)	(180)	(134)	(233)

Other Revenues	$63,748	$(110,933)	$44,747	$19,541	$(96,329)	$17,850	$(32,041)	$(225,465)	$ (142,974)

(h)   This adjustment removes Equity-Based Compensation on a segment basis.

(i)  This adjustment adds an amount equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership
Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in
Blackstone’s segment presentation.

Blackstone | 28

RECONCILIATION OF GAAP TO NON-GAAP MEASURES – NOTES (CONT’D)

(j)

Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision
(Benefit) for Taxes and adjusted to exclude the tax impact of any divestitures. For interim periods, taxes are calculated using the preferred annualized effective tax rate approach. Related Payables represent tax-related payables including the amount payable under the Tax Receivable Agreement. Please refer to page 36 for the full definition of Taxes and Related Payables.

	QTD					YTD		LTM

($ in thousands)	3Q’23	4Q’23	1Q’24	2Q’24	3Q’24	3Q’23	3Q’24	3Q’23	3Q’24

Taxes	$151,812	$121,155	$155,873	$141,656	$95,483	$459,770	$393,012	$540,012	$514,167

Related Payables	23,935	22,223	21,272	22,072	24,795	67,362	68,139	92,417	90,362

Taxes and Related Payables	$175,747	$143,378	$177,145	$163,728	$120,278	$527,132	$461,151	$632,429	$604,529

(k)   This adjustment removes Interest and Dividend Revenue less Interest Expense on a segment basis. The Segment Adjustment represents (1) the add back of
Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.

	QTD					YTD		LTM

($ in thousands)	3Q’23	4Q’23	1Q’24	2Q’24	3Q’24	3Q’23	3Q’24	3Q’23	3Q’24

GAAP Interest and Dividend Revenue	$109,133	$168,374	$97,839	$104,999	$109,774	$348,123	$312,612	$450,755	$480,986

Segment Adjustment	4,771	5,022	—	—	(179)	14,122	(179)	18,475	4,843

Interest and Dividend Revenue	$113,904	$173,396	$97,839	$104,999	$109,595	$362,245	$312,433	$469,230	$485,829

GAAP Interest Expense	$110,599	$108,732	$108,203	$108,616	$111,337	$323,136	$328,156	$423,465	$436,888

Segment Adjustment	(585)	(564)	(563)	(192)	(11)	(1,783)	(766)	(1,882)	(1,330)

Interest Expense	$110,014	$108,168	$107,640	$108,424	$111,326	$321,353	$327,390	$421,583	$435,558

Net Interest and Dividend Income (Loss)	$3,890	$65,228	$(9,801)	$(3,425)	$(1,731)	$40,892	$(14,957)	$47,647	$50,271

(l)  This adjustment removes the total segment amount of Realized Performance Revenues.
(m)  This adjustment removes the total segment amount of Realized Performance Compensation.
(n)   This adjustment removes the total segment amount of Realized Principal Investment Income.
(o)   This adjustment adds back Interest Expense on a segment basis, excluding interest expense related to the Tax Receivable Agreement.
(p)   This adjustment adds back Depreciation and Amortization on a segment basis.

Reconciliation of GAAP Shares of Common Stock Outstanding to Distributable Earnings Shares Outstanding

	QTD

	3Q’23	4Q’23	1Q’24	2Q’24	3Q’24

GAAP Shares of Common Stock Outstanding	718,442,863	719,358,114	722,263,433	722,540,712	730,699,964

Unvested Participating Common Shares	39,338,248	38,680,985	36,912,993	45,683,693	37,195,280

Total Participating Common Shares	757,781,111	758,039,099	759,176,426	768,224,405	767,895,244

Participating Partnership Units	459,651,045	458,544,363	457,490,143	455,642,926	453,685,697

Distributable Earnings Shares Outstanding	1,217,432,156	1,216,583,462	1,216,666,569	1,223,867,331	1,221,580,941
Disclosure of Weighted-Average Shares Common Stock Outstanding
	QTD					YTD		LTM

	3Q’23	4Q’23	1Q’24	2Q’24	3Q’24	3Q’23	3Q’24	3Q’23	3Q’24

Total GAAP Weighted-Average Shares of Common Stock Outstanding - Basic	757,958,602	758,151,673	759,798,537	769,187,351	768,230,595	754,211,390	765,747,924	751,320,701	763,838,483

Weighted-Average Shares of Unvested Deferred Restricted Common Stock	87,494	126,712	459,107	47,326	49,771	244,936	185,402	230,404	170,729

Total GAAP Weighted-Average Shares of Common Stock Outstanding - Diluted	758,046,096	758,278,385	760,257,644	769,234,677	768,280,366	754,456,326	765,933,326	751,551,105	764,009,212

Blackstone | 29

BLACKSTONE’S THIRD QUARTER 2024 GAAP CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

($ in thousands) (unaudited)	3Q’23	4Q’23	1Q’24	2Q’24	3Q’24

Assets

Cash and Cash Equivalents	$2,971,614	$2,955,866	$2,504,471	$2,381,436	$2,353,332

Cash Held by Blackstone Funds and Other	138,181	316,197	167,711	219,393	180,545

Investments	27,339,857	26,146,622	25,922,290	26,426,289	28,322,715

Accounts Receivable	693,786	193,365	199,302	247,538	300,004

Due from Affiliates	4,398,333	4,466,521	4,695,224	4,868,069	5,163,883

Intangible Assets, Net	210,210	201,208	192,227	183,246	174,265

Goodwill	1,890,202	1,890,202	1,890,202	1,890,202	1,890,202

Other Assets	972,069	944,848	1,072,627	1,083,400	933,990

Right-of-Use Assets	864,691	841,307	805,454	995,524	978,699

Deferred Tax Assets	2,184,880	2,331,394	2,256,794	2,289,932	2,277,807

Total Assets	$41,663,823	$40,287,530	$39,706,302	$40,585,029	$42,575,442

Liabilities and Equity

Loans Payable	$12,111,377	$11,304,059	$10,740,171	$10,688,193	$10,752,246

Due to Affiliates	2,188,224	2,393,410	2,135,478	2,364,099	2,620,530

Accrued Compensation and Benefits	5,983,137	5,247,766	5,378,212	5,703,156	6,398,365

Operating Lease Liabilities	981,616	989,823	951,648	1,142,317	1,136,671

Accounts Payable, Accrued Expenses and Other Liabilities	1,588,748	2,277,258	2,023,359	2,012,969	2,202,689

Total Liabilities	22,853,102	22,212,316	21,228,868	21,910,734	23,110,501

Redeemable Non-Controlling Interests in Consolidated Entities	1,349,060	1,179,073	935,005	888,868	892,846

Equity

Common Stock, $0.00001 par value (730,699,964 shares issued and outstanding as of September 30, 2024)	7	7	7	7	7

Series I Preferred Stock, $0.00001 par value (1 share issued and outstanding as of September 30, 2024)	-	-	-	-	-

Series II Preferred Stock, $0.00001 par value (1 share issued and outstanding as of September 30, 2024)	-	-	-	-	-

Additional Paid-in-Capital	6,057,065	6,175,190	6,190,142	6,260,619	6,257,788

Retained Earnings	1,114,009	660,734	796,201	607,564	760,471

Accumulated Other Comprehensive Loss	(38,258)	(19,133)	(31,282)	(34,617)	(10,609)

Non-Controlling Interests in Consolidated Entities	5,174,473	5,177,255	5,381,678	5,682,606	6,015,967

Non-Controlling Interests in Blackstone Holdings	5,154,365	4,902,088	5,205,683	5,269,248	5,548,471

Total Equity	17,461,661	16,896,141	17,542,429	17,785,427	18,572,095

Total Liabilities and Equity	$41,663,823	$40,287,530	$39,706,302	$40,585,029	$42,575,442

See page 31, Reconciliation of GAAP to Non-GAAP Balance Sheet Measures.	Blackstone | 30

RECONCILIATION OF GAAP TO NON-GAAP BALANCE SHEET MEASURES

($ in thousands)	3Q’23	4Q’23	1Q’24	2Q’24	3Q’24

Investments of Consolidated Blackstone Funds	$5,224,104	$4,319,483	$3,458,911	$3,621,676	$3,873,027

Equity Method Investments

Partnership Investments	5,588,222	5,924,275	6,100,640	6,107,429	6,295,704

Accrued Performance Allocations	11,606,901	10,775,355	11,163,116	11,132,801	12,411,485

Corporate Treasury Investments	763,515	803,870	197,976	176,330	147,642

Other Investments	4,157,115	4,323,639	5,001,647	5,388,053	5,594,857

Total GAAP Investments	27,339,857	26,146,622	25,922,290	26,426,289	28,322,715

Accrued Performance Allocations - GAAP	$11,606,901	$10,775,355	$11,163,116	$11,132,801	$12,411,485

Impact of Consolidation (a)	-	-	-	-	-

Due from Affiliates - GAAP (b)	196,510	313,838	249,968	235,767	253,490

Less: Net Realized Performance Revenues (c)	(367,944)	(552,249)	(448,811)	(146,832)	(141,896)

Less: Accrued Performance Compensation - GAAP (d)	(5,000,253)	(4,702,363)	(4,880,191)	(5,007,547)	(5,531,520)

Net Accrued Performance Revenues	$6,435,214	$5,834,581	$6,084,082	$6,214,189	$6,991,559

Corporate Treasury and Other Investments - GAAP	$4,920,630	$5,127,509	$5,199,623	$5,564,383	$5,742,499

Impact of Consolidation (a)	433,466	500,046	484,521	590,551	580,076

Other Assets (e)	126,676	127,167	228,702	218,728	250,996

Other Liabilities (f)	(9,262)	(299,368)	(6,651)	(6,874)	(6,584)

Corporate Treasury and Other Investments - Deconsolidated (g)	$5,471,510	$5,455,354	$5,906,195	$6,366,788	$6,566,987

Partnership Investments - GAAP	$5,588,222	$5,924,275	$6,100,640	$6,107,429	$6,295,704

Impact of Consolidation (h)	(3,251,310)	(3,223,580)	(3,308,117)	(3,401,589)	(3,482,920)

GP/Fund Investments - Deconsolidated	$2,336,912	$2,700,695	$2,792,523	$2,705,840	$2,812,784

Loans Payable - GAAP	$12,111,377	$11,304,059	$10,740,171	$10,688,193	$10,752,246

Impact of Consolidation (i)	(1,589,649)	(687,121)	(169,836)	(130,321)	(107,715)

Outstanding Debt - Carrying Value	10,521,728	10,616,938	10,570,335	10,557,872	10,644,531

Unamortized Discount	132,838	130,811	127,614	124,677	122,418

Outstanding Debt (at par) - Deconsolidated	$10,654,566	$10,747,749	$10,697,949	$10,682,549	$10,766,949

(a)	This adjustment adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(b)	Represents GAAP accrued performance revenue recorded within Due from Affiliates.
(c)	Represents Performance Revenues realized but not yet distributed as of the reporting date and are included in Distributable Earnings in the period they are realized.
(d)	Represents GAAP accrued performance compensation associated with Accrued Performance Allocations and is recorded within Accrued Compensation and Benefits and Due to Affiliates.
(e)	This adjustment adds other assets related to Treasury Operations that are recorded within Accounts Receivable, reverse repurchase agreements and Due from Affiliates.
(f)

This adjustment adds other liabilities related to Treasury Operations that are recorded within Accounts Payable, Accrued Expenses and Other Liabilities, Repurchase Agreements and securities sold short, not yet purchased.

(g)

Deconsolidated Other Investments was $5.6 billion as of September 30, 2024, which was comprised of $5.1 billion of liquid investments and $498 million of illiquid investments. The liquid portion of Other Investments relates to public equity securities and other investments held by Blackstone that can be easily converted to cash and may include securities and investments subject to lock-up periods.

(h)

This adjustment removes amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests and adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.

(i)	This adjustment removes amounts related to consolidated Blackstone Funds.

Blackstone | 31

RECONCILIATION OF GAAP TO TOTAL SEGMENTS

	QTD					YTD		LTM

($ in thousands)	3Q’23	4Q’23	1Q’24	2Q’24	3Q’24	3Q’23	3Q’24	3Q’23	3Q’24

Management and Advisory Fees, Net

GAAP	$1,655,443	$1,648,132	$1,727,148	$1,787,313	$1,794,894	$5,023,128	$5,309,355	$6,671,566	$6,957,487

Segment Adjustment (a)	(1,603)	5,699	(19,577)	(7,375)	(8,160)	(13,715)	(35,112)	(21,062)	(29,413)

Total Segment	$1,653,840	$1,653,831	$1,707,571	$1,779,938	$1,786,734	$5,009,413	$5,274,243	$6,650,504	$6,928,074

GAAP Realized Performance Revenues to Total Segment Fee Related Performance Revenues

GAAP

Incentive Fees	158,801	240,417	179,341	188,299	191,794	454,754	559,434	665,018	799,851

Investment Income - Realized Performance Allocations	453,690	621,173	652,517	531,641	414,755	1,602,668	1,598,913	2,038,265	2,220,086

GAAP	$612,491	$861,590	$831,858	$719,940	$606,549	$2,057,422	$2,158,347	$2,703,283	$3,019,937

Total Segment

Less: Realized Performance Revenues	(337,940)	(693,213)	(536,393)	(542,889)	(342,669)	(1,367,889)	(1,421,951)	(1,840,634)	(2,115,164)

Segment Adjustment (b)	-	617	36	16	221	-	273	(408)	890

Total Segment	$274,551	$168,994	$295,501	$177,067	$264,101	$689,533	$736,669	$862,241	$905,663

GAAP Compensation to Total Segment Fee Related Compensation

GAAP

Compensation	700,268	631,877	794,803	766,647	732,041	2,153,570	2,293,491	2,780,560	2,925,368

Incentive Fees Compensation	65,432	88,127	73,707	77,139	73,464	192,940	224,310	264,201	312,437

Realized Performance Allocations Compensation	168,620	230,249	258,894	260,736	169,740	670,610	689,370	828,427	919,619

GAAP	$934,320	$950,253	$1,127,404	$1,104,522	$975,245	$3,017,120	$3,207,171	$3,873,188	$4,157,424

Total Segment

Less: Realized Performance Compensation	(133,995)	(287,628)	(253,024)	(251,057)	(157,570)	(608,389)	(661,651)	(770,168)	(949,279)

Less: Equity-Based Compensation - Fee Related Compensation	(252,928)	(182,048)	(313,400)	(291,540)	(259,265)	(764,527)	(864,205)	(956,668)	(1,046,253)

Less: Equity-Based Compensation - Performance Compensation	(2,688)	(3,921)	(4,379)	(3,856)	(3,533)	(8,978)	(11,768)	(11,541)	(15,689)

Segment Adjustment (c)	(4,786)	(6,248)	(2,524)	(5,156)	(22)	(17,524)	(7,702)	(36,486)	(13,950)

Total Segment	$539,923	$470,408	$554,077	$552,913	$554,855	$1,617,702	$1,661,845	$2,098,325	$2,132,253

GAAP General, Administrative and Other to Total Segment Other Operating Expenses

GAAP	$279,186	$289,691	$369,950	$311,928	$340,945	$827,614	$1,022,823	$1,119,954	$1,312,514

Segment Adjustment (d)	(14,741)	21,183	(80,972)	(18,806)	(20,122)	(54,155)	(119,900)	(79,214)	(98,717)

Total Segment	$264,445	$310,874	$288,978	$293,122	$320,823	$773,459	$902,923	$1,040,740	$1,213,797

Realized Performance Revenues

GAAP

Incentive Fees	158,801	240,417	179,341	188,299	191,794	454,754	559,434	665,018	799,851

Investment Income - Realized Performance Allocations	453,690	621,173	652,517	531,641	414,755	1,602,668	1,598,913	2,038,265	2,220,086

GAAP	$612,491	$861,590	$831,858	$719,940	$606,549	$2,057,422	$2,158,347	$2,703,283	$3,019,937

Total Segment

Less: Fee Related Performance Revenues	(274,551)	(168,994)	(295,501)	(177,067)	(264,101)	(689,533)	(736,669)	(862,241)	(905,663)

Segment Adjustment (b)	-	617	36	16	221	-	273	(408)	890

Total Segment	$337,940	$693,213	$536,393	$542,889	$342,669	$1,367,889	$1,421,951	$1,840,634	$2,115,164

Blackstone | 32

RECONCILIATION OF GAAP TO TOTAL SEGMENTS – (CONT’D)

	QTD					YTD		LTM

($ in thousands)	3Q’23	4Q’23	1Q’24	2Q’24	3Q’24	3Q’23	3Q’24	3Q’23	3Q’24

Realized Performance Compensation

GAAP

Incentive Fee Compensation	$65,432	$88,127	$73,707	$77,139	$73,464	$192,940	$224,310	$264,201	$312,437

Realized Performance Allocations Compensation	168,620	230,249	258,894	260,736	169,740	670,610	689,370	828,427	919,619

GAAP	$234,052	$318,376	$332,601	$337,875	$243,204	$863,550	$913,680	$1,092,628	$1,232,056

Total Segment

Less: Fee Related Performance Compensation (e)	(97,369)	(26,827)	(75,198)	(82,962)	(82,101)	(246,183)	(240,261)	(310,919)	(267,088)

Less: Equity-Based Compensation - Performance Compensation	(2,688)	(3,921)	(4,379)	(3,856)	(3,533)	(8,978)	(11,768)	(11,541)	(15,689)

Total Segment	$133,995	$287,628	$253,024	$251,057	$157,570	$608,389	$661,651	$770,168	$949,279

Realized Principal Investment Income (Loss)

GAAP	$94,313	$46,617	$78,597	$74,045	$95,235	$257,206	$247,877	$364,040	$294,494

Segment Adjustment (f)	(38,813)	(27,415)	(68,659)	(57,473)	(54,832)	(165,476)	(180,964)	(216,423)	(208,379)

Total Segment	$55,500	$19,202	$9,938	$16,572	$40,403	$91,730	$66,913	$147,617	$86,115

GAAP Interest and Dividend Revenue net of Interest Expense to Total Segment Net Interest and Dividend Income (Loss)

GAAP

Interest and Dividend Revenue	109,133	168,374	97,839	104,999	109,774	348,123	312,612	450,755	480,986

Interest Expense	(110,599)	(108,732)	(108,203)	(108,616)	(111,337)	(323,136)	(328,156)	(423,465)	(436,888)

GAAP	$(1,466)	$59,642	$(10,364)	$(3,617)	$(1,563)	$24,987	$(15,544)	$27,290	$44,098

Segment Adjustment (g)	5,356	5,586	563	192	(168)	15,905	587	20,357	6,173

Total Segment	$3,890	$65,228	$(9,801)	$(3,425)	$(1,731)	$40,892	$(14,957)	$47,647	$50,271

This analysis reconciles the components of Total Segment Distributable Earnings (page 3) to their equivalent GAAP measures, reported on the Consolidated
Statement of Operations (page 26). Segment basis presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages and excludes the amortization of intangibles, the expense of equity-based awards and Transaction-Related and Non-Recurring Items.

(a)

Represents (1) the add back of net management fees earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of revenue from the reimbursement of certain expenses by the Blackstone Funds, which are presented gross under GAAP but netted against
Management and Advisory Fees, Net in the Total Segment measures.

(b)	Represents the add back of Performance Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(c)	Represents the removal of Transaction-Related and Non-Recurring Items that are not recorded in the Total Segment measures.
(d)

Represents the (1) removal of Transaction-Related and Non-Recurring Items that are not recorded in the Total Segment Measures, (2) removal of certain expenses reimbursed by the Blackstone Funds, which are presented gross under GAAP but netted against Management and Advisory Fees, Net in the Total
Segment measures, and (3) a reduction equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings
Partnership Units which is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone’s segment presentation.

(e)	Fee related performance compensation may include equity based compensation based on fee related performance revenues.
(f)

Represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

(g)

Represents (1) the add back of Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.

Blackstone | 33

NOTES

 Notes to page 4 - Investment Performance and Net Accrued Performance Revenues

▪	The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of Blackstone.

▪	Core+ appreciation represents a weighted average of BREIT’s per share appreciation, BEPIF’s per share appreciation, and BPP’s appreciation for the period. The returns are weighted based on the average of BREIT’s monthly net asset values, BEPIF’s monthly net asset values, and the average of BPP’s quarterly adjusted beginning period market values for the period.

▪	Throughout this presentation, Secondaries reflects Strategic Partners and GP Stakes unless otherwise indicated. Results for the Secondaries business refer to the appreciation of the Strategic Partners funds and do not include results for GP Stakes. Strategic Partners results are reported on a three-month lag from fund financial statements, which generally report underlying investments on a same-quarter basis, if available. As a result, the appreciation presented herein does not include the impact of economic and market activity in the current quarter. Current market activity is expected to affect reported results in upcoming quarters.

▪	Private Credit returns include mezzanine lending funds and middle market direct lending funds (including BXSL and BCRED), stressed/distressed strategies (including stressed/distressed funds and credit alpha strategies) and energy strategies. Liquid Credit returns include CLOs, closed-ended funds, open-ended funds and separately managed accounts. Only fee-earning funds exceeding $100 million of fair value at the beginning of each respective quarter-end are included. Funds in liquidation, funds investing primarily in investment grade corporate credit and asset-based finance are excluded. Blackstone Funds that were contributed to Blackstone Credit as part of Blackstone’s acquisition of Blackstone Credit, formerly known as GSO, in March 2008 and the pre-acquisition date performance for funds and vehicles acquired by Blackstone Credit subsequent to March 2008, are also excluded.

▪	The Absolute Return Composite gross and net returns are based on the Multi-Asset Investing (“BXMA”) Absolute Return Composite, which includes only BXMA-managed commingled and customized multi-manager funds and accounts and does not include BXMA’s liquid solutions group, seeding, multi-strategy, and advisory (non-discretionary) platforms, except for investments by Absolute Return funds directly into those platforms. BXMA-managed funds in liquidation and, in the case of net returns, non fee-paying assets are also excluded. The funds/accounts that comprise the Absolute Return Composite are not managed within a single fund or account and are managed with different mandates. There is no guarantee that BXMA would have made the same mix of investments in a stand-alone fund/account. The Absolute Return Composite is not an investible product and, as such, the performance of the Absolute Return Composite does not represent the performance of an actual fund or account.

 Notes to page 16 – Assets Under Management – Rollforward

▪	Effective 3Q’24, the residential debt business was transferred from Real Estate to Credit & Insurance to align with a change in Blackstone’s management of those businesses. This organizational change resulted in a decrease (reflected as an outflow) for September 30, 2024 to Real Estate AUM and Fee-Earning AUM of $12.5 billion and $12.1 billion, respectively and an increase (reflected as a contra-outflow) to Credit & Insurance AUM and Fee-Earning AUM of $12.5 billion and $12.1 billion, respectively. These changes do not impact Blackstone’s Total AUM or Fee-Earning AUM or Outflows in total.

▪	Effective 3Q’24, the methodology for Fee-Earning AUM was updated with respect to certain credit funds to exclude leverage that contributes to performance revenues but does not earn management fees, resulting in an adjustment to Fee-Earning AUM for September 30, 2024 of $(4.0) billion which is reflected in Outflows.

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NOTES – (CONT’D)

 Notes to page 17 – Deconsolidated Balance Sheet Highlights

▪	GP/Fund Investments include Blackstone investments in Real Estate, Private Equity, Credit & Insurance, and Multi-Asset Investing, which were $623 million, $1.2 billion, $829 million, and $123 million, respectively, as of September 30, 2024. Cash and Net Investments per share amounts are calculated using period end DE Shares Outstanding (see page 24, Share Summary).

 Notes to page 23 – Shareholder Dividends

▪	DE before Certain Payables represents Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Common shareholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables.

▪	Per Share calculations are based on end of period Participating Common Shares (page 24, Share Summary); actual dividends are paid to shareholders as of the applicable record date.

▪	Retained capital is withheld pro rata from common shareholders and Blackstone Holdings Partnership unitholders. Common shareholders’ share was $115 million for 3Q’24 and $337 million for 3Q’24 YTD.

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DEFINITIONS AND DIVIDEND POLICY

Blackstone discloses the following operating metrics and financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:

▪	Segment Distributable Earnings, or “Segment DE”, is Blackstone’s segment profitability measure used to make operating decisions and assess performance across Blackstone’s four segments. Segment DE represents the net realized earnings of Blackstone’s segments and is the sum of Fee Related Earnings and Net Realizations for each segment. Blackstone’s segments are presented on a basis that deconsolidates Blackstone Funds, eliminates non-controlling ownership interests in Blackstone’s consolidated operating partnerships, removes the amortization of intangible assets and removes Transaction-Related and Non-Recurring Items. Segment DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

–	Net Realizations is presented on a segment basis and is the sum of Realized Principal Investment Income and Realized Performance
Revenues (which refers to Realized Performance Revenues excluding Fee Related Performance Revenues), less Realized Performance
Compensation (which refers to Realized Performance Compensation excluding Fee Related Performance Compensation and Equity-Based
Performance Compensation).

–	Segment Revenues represent Net Management and Advisory Fees, Fee Related Performance Revenues, Realized Performance Revenues and Realized Principal Investment Income.

▪	Distributable Earnings, or “DE”, is derived from Blackstone’s segment reported results. DE is used to assess performance and amounts available for dividends to Blackstone shareholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings Partnerships. DE is the sum of Segment DE plus Net Interest and Dividend Income (Loss) less Taxes and Related Payables. DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

–	Net Interest and Dividend Income (Loss) is presented on a segment basis and is equal to Interest and Dividend Revenue less Interest Expense, adjusted for the impact of consolidation of Blackstone Funds, and interest expense associated with the Tax Receivable Agreement.

–	Taxes and Related Payables represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes and including the Payable under the Tax Receivable Agreement. Further, the current tax provision utilized when calculating Taxes and Related Payables and DE reflects the benefit of deductions available to the company on certain expense items that are excluded from the underlying calculation of Segment DE and Total Segment Distributable Earnings, such as equity-based compensation charges and certain Transaction-Related and Non-Recurring Items where there is a current tax provision or benefit. The economic assumptions and methodologies that impact the implied income tax provision are the same as those methodologies and assumptions used in calculating the current income tax provision for Blackstone’s consolidated statements of operations under U.S. GAAP, excluding the impact of divestitures and accrued tax contingencies and refunds which are reflected when paid or received. Management believes that including the amount payable under the tax receivable agreement and utilizing the current income tax provision adjusted as described above when calculating DE is meaningful as it increases comparability between periods and more accurately reflects earnings that are available for distribution to shareholders.

▪	Fee Related Earnings, or “FRE”, is a performance measure used to assess Blackstone’s ability to generate profits from revenues that are measured and received on a recurring basis and not subject to future realization events. FRE equals management and advisory fees (net of management fee reductions and offsets) plus Fee Related Performance Revenues, less (a) Fee Related Compensation on a segment basis, and (b) Other Operating Expenses. FRE is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

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DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

–	Fee Related Compensation is presented on a segment basis and refers to the compensation expense, excluding Equity-Based Compensation, directly related to (a) Management and Advisory Fees, Net and (b) Fee Related Performance Revenues, referred to as Fee Related
Performance Compensation.

–	Fee Related Performance Revenues refers to the realized portion of Performance Revenues from Perpetual Capital that are (a) measured and received on a recurring basis, and (b) not dependent on realization events from the underlying investments.

–	Other Operating Expenses is presented on a segment basis and is equal to General, Administrative and Other Expenses, adjusted to
(a) remove the Transaction-Related and Non-Recurring Items that are not recorded in the Total Segment Measures, (b) remove certain expenses reimbursed by the Blackstone Funds which are netted against Management and Advisory Fees, Net in Blackstone’s segment presentation, and (c) give effect to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings
Partnership Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other
Operating Expenses in Blackstone’s segment presentation.

–	Perpetual Capital refers to the component of assets under management with an indefinite term, that is not in liquidation, and for which there is no requirement to return capital to investors through redemption requests in the ordinary course of business, except where funded by new capital inflows. Includes co-investment capital with an investor right to convert into Perpetual Capital.

–	FRE Margin is calculated by dividing Fee Related Earnings by Fee Related Revenues (defined as the sum of Total Segment Management and Advisory Fees, Net and Fee Related Performance Revenues).

▪	Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, is a supplemental measure used to assess performance derived from Blackstone’s segment results and may be used to assess its ability to service its borrowings. Adjusted EBITDA represents Distributable Earnings plus the addition of (a) Interest Expense on a segment basis, (b) Taxes and Related Payables, and
(c) Depreciation and Amortization. Adjusted EBITDA is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

▪	Performance Revenues collectively refers to: (a) Incentive Fees, and (b) Performance Allocations.

▪	Performance Compensation collectively refers to: (a) Incentive Fee Compensation, and (b) Performance Allocations Compensation.

–	Performance Compensation reflects an increase in the aggregate Realized Performance Compensation paid to certain of our professionals above the amounts allocable to them based upon the percentage participation in the relevant performance plans previously awarded to them as a result of a compensation program that commenced in 2Q’21. The expectation is that for the full year 2024, Fee Related Compensation will be decreased by the total amount of additional Performance Compensation awarded for the year. For 3Q’24 QTD and 3Q’24 YTD, the increase to Realized Performance Compensation was greater than the decrease to Fee Related Compensation, which negatively impacted
Distributable Earnings for the current year quarter and YTD periods. For 3Q’23 QTD, the increase to Realized Performance Compensation was less than the decrease to Fee Related Compensation, which favorably impacted Distributable Earnings for the prior year quarter. For
3Q’23 YTD, the increase to Realized Performance Compensation was greater than the decrease to Fee Related Compensation, which negatively impacted Distributable Earnings for the prior year YTD period. These changes to Performance Compensation and Fee Related
Compensation are not expected to impact Distributable Earnings for the full year.

▪	Transaction-Related and Non-Recurring Items arise from corporate actions including acquisitions, divestitures, Blackstone’s initial public offering, and non-recurring gains, losses, or other charges, if any. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs, gains or losses associated with these corporate actions, and non-recurring gains, losses or other charges that affect period-to-period comparability and are not reflective of Blackstone’s operational performance.

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DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

Dividend Policy. Blackstone’s intention is to pay to holders of common stock a quarterly dividend representing approximately 85% of Blackstone Inc.’s share of Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s board of directors to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and dividends to shareholders for any ensuing quarter. The dividend amount could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any dividends are at the sole discretion of Blackstone’s board of directors and our board of directors may change our dividend policy at any time, including, without limitation, to reduce such quarterly dividends or even to eliminate such dividends entirely.

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FORWARD-LOOKING STATEMENTS

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads,” “forecast” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This presentation does not constitute an offer of any Blackstone Fund.

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